iWallet Corporation

Unaudited Condensed Interim Financial Statements

For six month period ended June 30, 2014

(expressed in U.S. dollars)

PART I - FINANCIAL INFORMATION

Item 1.     Financial Statements

Unaudited Condensed Interim Financial Statements

F-1	Condensed Interim Balance Sheets as of June 30, 2014 (unaudited) and December 31, 2013
F-2	Statements of Operations and Comprehensive Loss (Unaudited) for the three-month and six month periods ended June 30, 2014 and 2013
F-3	Statements of Cash Flows (Unaudited) for the six-month periods ended June 30, 2013 and 2014
F-4	Notes to Condensed Interim Financial Statements (unaudited)

F-1

iWallet Corporation

Condensed Interim Balance Sheets

June 30, 2014 and December 31, 2013

	2014	2013
	(Unaudited)
Assets
Current assets
Cash	$17,168	$250,718
Funds held in attorney trust (note 8)	—	39,705
Accounts receivable	6,177	4,575
Deposits and deferred costs (note 9)	116,407	23,086
Inventory (note 4)	23,549	20,361
Due to/from shareholder (note 7)	114,201	61,833
	277,502	400,278
Intangible assets (note 5)	103,128	96,715
	$380,630	$496,993
Liabilities
Current liabilities
Bank indebtedness - current (note 6)	$4,907	$5,539
Accounts payable (notes 7& 8)	158,561	126,317
Accrued liabilities (note 12)	41,087	3,062
Due to related party (note 7)	20,421	37,842
Advances from investor (note 7)	474	69,678
Convertible debentures (note 8)	663,000	354,000
Tooling commitment liability (note 9)	103,836	105,816
	992,286	702,254
Bank indebtedness - long-term (note 6)	15,538	17,540
	1,007,824	719,794
Shareholder's (deficiency) equity
Class A common shares, par value $0.001, 200,000,000 shares authorized; 10,000 issued (December 31, 2013 - 10,000) (note 11)	10	10
Class B common shares, par value $0.001, 100,000,000 shares authorized; Nil issued (December 31, 2013 - Nil) (note 11)	—	—
Preferred shares, par value $0.001, 10,000,000 shares authorized; Nil issued (December 31, 2013 - Nil) (note 11)	—	—
Additional paid-in capital	1	1
Deficit	(627,205)	(222,812)
	(627,194)	(222,801)
	$380,630	$496,993

The accompanying notes are an integral part of these condensed interim financial statements.

Going Concern (note 1); Commitments and Contingencies (note 12); Subsequent Events (note 16)

F-2

  iWallet Corporation

  Condensed Interim Statements of Operations and Comprehensive Loss

  for the three and six month periods ended June 30, 2014 and 2013
(unaudited)

	Three months	Three months	Six months	Six months
	ending	ending	ending	ending
	June 30, 2014	June 30, 2013	June 30, 2013	June 30, 2013
Sales	$22,007	$14,515	$38,139	$32,006
Cost of sales	18,317	5,178	35,253	19,681
Gross (loss) profit	3,690	9,337	2,886	12,325
Expenses
Legal and professional fees	114,441	8,276	220,029	16,351
Subcontractor fees (note 7)	47,000	—	109,100	—
Travel	1,371	27	16,986	3,154
Office and general expenses	9,049	269	26,404	2,223
Interest and bank fees	7,486	509	12,952	976
Rent	3,250	—	4,500	—
Research and development	10,391	1,387	11,533	1387
Provision for loss on tooling commitment (note 9)	—	—	—	139,213
Amortization of intangible assets	2,887	1,848	5,775	3,632
	195,875	12,316	407,279	166,936
Loss before recovery of income taxes	(192,185)	(2,979)	(404,393)	(154,611)
Recovery of income taxes (note 10)	—	(4,247)	—	(4,247)
Net and comprehensive income (loss)	$(192,185)	$1,268	$(404,393)	$(150,364)
Net and comprehensive loss per share basic and diluted (note 13)	$(19.22)	$0.13	$(40.44)	$(15.04)
Weighted average number of shares outstanding basic and diluted (note 13)	10,000	10,000	10,000	10,000

The accompanying notes are an integral part of these condensed interim financial statements.

F-3

iWallet Corporation

Condensed Interim Statements of Cash Flows

for the six month periods ended June 30, 2014 and 2013
(unaudited)

	2014	2013

Cash flow from operating activities
Net and comprehensive loss for the period	(404,393)	(150,364)
Items not affecting cash
Amortization of intangible assets	5,775	3,632
Provision for loss on tooling commitment (note 9)	—	139,213
Recovery of income taxes	—	(4,247)
	(398,618)	(11,766)
Non-cash operating items resulted from changes in:
Accounts receivable	(1,602)	8,520
Deposits and deferred costs	(95,301)	—
Inventory	(3,188)	8,684
Accounts payable	32,244	8,254
Accrued liabilities	38,025	2,180
	(428,440)	15,872
Cash flow from investing activities
Expenditures on intangible assets	(12,188)	(5,171)
	(12,188)	(5,171)
Cash flow from financing activities
Funds paid to related party	(17,421)	(1,572)
Funds paid to shareholder	(52,368)	(17,687)
Receipt of funds held in attorney trust	39,705	—
Repayment of bank indebtedness	(2,634)	(2,724)
Advances from investor	11,796	—
Proceeds from issuance of convertible debentures	228,000	—
	207,078	(20,883)
Decrease in cash	(233,550)	(11,282)
Cash, beginning of period	250,718	13,462
Cash, end of period	$17,168	$2,180

The accompanying notes are an integral part of these condensed interim financial statements.

F-4

iWallet Corporation

Notes to Condensed Interim Financial Statements

June 30, 2014 and 2013 (unaudited)

1. Nature of Business and Going Concern

iWallet Corporation ("the Company") is engaged in the design, development, manufacturing and sales of bio-metric locking wallets, which operate by scanning a user’s fingerprint to open the wallet.

The Company was incorporated on November 18, 2009 in the State of California and is located at 7968 Arjons Drive, Suite D, San Diego, California 92126.

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which contemplates continuation of the Company as a going concern.

As of June 30, 2014, the Company has incurred a shareholder's deficiency of $627,205 (December 31, 2013 - $222,812) and has significant losses and negative cash flows from operations. In addition as at June 30, 2014 the Company has a working capital deficiency of $714,784 (December 31, 2013 - $301,976). There is no certainty that the Company will be successful in generating sufficient cash flow from operations or achieving and maintaining profitable operations in the near future to enable it to meet its obligations as they come due. As a result there is substantial doubt regarding the Company's ability to continue as a going concern. The Company may require additional financing to fund its operations, which may not be available at acceptable terms or at all. The Company plans on raising additional funds from completing financing arrangements, whether as continued subscriptions for convertible debentures or from additional sources, in contemplation of completing a public listing transaction as described in note 16.

The condensed interim financial statements do not include any adjustments relating to the recoverability and classification of the recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. All adjustments, consisting only of normal recurring items, considered necessary for fair presentation have been included in these condensed interim financial statements.

2. Significant Accounting Policies

Unaudited Condensed Interim Financial Statements

These unaudited condensed interim financial statements have been prepared on the same basis as the annual financial statements and should be read in conjunction with those annual financial statements for the year ended December 31, 2013. In the opinion of management, these unaudited condensed interim financial statements reflect adjustments, necessary to present fairly the Company's financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

3. Recently Issued Accounting Standards and Recently Adopted Accounting Pronouncement

Income Taxes (ASC Topic - 750): Presentation of an Unrecognized Tax Benefit when a Net Operating Loss Carry-forward, a Similar Tax Loss, or a Tax Credit Carry-forward Exists" ("ASU 2013-11") was issued during July 2013. The FASB issued guidance on how to present an unrecognized tax benefit. The guidance is effective for annual periods beginning after December 15, 2013. Adoption of the accounting pronouncement does not have a material effect on these accompanying condensed interim financial statements.

On May 28, 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”. The standard outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance. The accounting standard is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2017. Early adoption is not permitted. The impact on the condensed interim financial statements of adopting ASU 2014-09 will be assessed by management.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying condensed interim financial statements.

4. Inventory

	June 30,	December 31,
	2014	2013
Raw Material & Finished Goods	$23,549	$20,361

During the period ended June 30, 2014, the Company recorded a provision relating to obsolete inventory of $nil (2013 - $nil).

F-5

5. Intangible Assets

June 30, 2014
		Accumulated	Net Book
	Cost	Amortization	Value
Patents	$68,118	$12,726	$55,392
Trademarks	13,484	4,123	9,361
Software	40,000	1,625	38,375
	$121,602	$18,474	$103,128

December 31, 2013
		Accumulated	Net Book
	Cost	Amortization	Value
Patents	$65,930	$9,375	$56,555
Trademarks	13,484	3,324	10,160
Software (i)	30,000	—	30,000
	$109,414	$12,699	$96,715

(i)	The Company purchased software from an arm's length third party in December 2013 accordingly although ready for use, the costs were not amortized as any amortization would have been insignificant.
Depreciation for the six-month period ended June 30, 2014 is $5,775 (June 30, 2013 - $3,632).

6. Bank Indebtedness

The bank indebtedness of the Company consists of a secured line of credit with a limit of $35,000 bearing interest at the annual prime rate plus 1.25%, which as at June 30, 2014 and December 31, 2013 was 4.5%, and with monthly repayments determined as follows:

a) the greater of:

i)	two percent (2%) of the outstanding principal balance outstanding on the last day of the billing period, or
ii)	$100, and

b) accrued interest since the date of the last payment.

On termination of the line of credit, the amount will become due over a period determined by the creditor of between thirty-six and eighty-four months, or over three to seven years, which at the time of the agreement was determined to be forty-eight months, or four years.

The line of credit is subject to various non-financial covenants that would constitute an event of default, notably: ownership change or sale of the business; closure or failure to maintain the related checking account; insolvency or any bankruptcy proceedings; or, any other defaults on other contracts with the creditor or with any other financial institution.

F-6

Security for the line of credit is the cash in the checking account held with the bank.

	June 30,	December 31,
	2014	2013
Line of credit	$20,445	$23,079
Less: Current portion - estimated based on (a)(i) above	(4,907)	(5,539)
	$15,538	$17,540

Principal repayments estimated based on (a)(i) above as at June 30, 2014:

2014 (remaining six months)	$2,454
2015	5,213
2016	5,213
2017	2,658
$15,538

7. Related Party Balances

	June 30,	December 31,
	2014	2013
Current assets
Due from shareholder	$114,201	$61,833
Current liabilities
Accounts payable – due to shareholder	$24,000	$—
Due to related party	$20,421	$37,842
Advances from investor	$474	$69,678

The above balances are non-interest bearing, unsecured and due on demand. The related party is related by virtue of the common control and ownership by the Company's shareholder.

The accounts payable – due to shareholder relates to compensation owing to the Company’s shareholder for services in his capacity as Chief Executive Officer.

The advances from investor were funds advanced for purposes of covering operating expenses of the Company and $81,000 of these advances were formalized into a convertible debenture during the period (note 8). At December 31, 2013, the investor was also serving as interim Chief Financial Officer ("CFO") and accordingly these transactions constitute related party transactions; however, on January 1, 2014 the investor resigned as interim CFO.

8. Convertible Debentures

In December of 2013, the Company entered into a series of secured convertible debenture agreements (the "convertible debentures") with various investors amounting to $354,000, of which $39,705 was held in attorney's trust to fund related closing costs. During the three months ending March 31, 2014 the Company closed on an additional $83,000 of convertible debentures with the same terms, bringing the total convertible debentures outstanding as at March 31, 2014 to $437,000. During the three months ending June 30, 2014 the Company closed on an additional $226,000 of convertible debentures with the same terms, inclusive of $81,000 of advances from investor formalized into a convertible debenture during the period (note 7), bringing the total convertible debentures outstanding as at June 30, 2014 to $663,000. The convertible debentures bear interest at 5% per annum calculated monthly and payable on maturity and had an original maturity date of June 30, 2014. In addition during the period, the Company extended the maturity to August 15, 2014, including the formalization of the advances from investor in note 7 (see note 16). As at June 30, 2014, the amount of accrued interest is $11,739 (December 31, 2013 - $200), which is included in accounts payable, and total interest expense for the six months ended June 30, 2014 was $11,625 (2013 - $nil) and for the three months ended June 30, 2014 was 6,467 (2013 - $nil).

Each convertible debenture contains a conversion option contingently exercisable upon the approval from the Securities and Exchange Commission or the TSX Venture Exchange for listing of its common shares. The conversion price will be based on the price at which the Company sells or issues common shares or units, less a discount of 30%. A unit would consist of one common stock and one share purchase warrant entitling the holder to purchase one additional Class A common share at an exercise price of $0.20 and with a term of 24 months. Similarly, the Company has the option to force conversion upon approval of a public listing at the same conversion price.

F-7

Since the conversion option is contingent upon a public listing no value has been allocated to the conversion option in accordance with ASC 470 Debt. The terms of the convertible debenture do not permit the number of shares receivable upon conversion if a public listing occurs to be calculated at the commitment date. During the period in which a public listing occurs, the conversion feature would be measured and recognized as a debt discount and an adjustment to additional paid-in capital.

Subsequent to the period end, all of the outstanding convertible debentures and accrued interest were converted into 3,222,120 common shares and warrants to purchase an additional 3,222,120 shares of common stock of the Company at an exercise price of $0.20 and with a term of 24 months.

9. Tooling Commitment Deposit, Deferred Costs and Liability

On May 26, 2011, the Company signed a contract with a supplier under which they are required to pay for tooling costs in addition to their regular purchase orders (the "tooling commitment"). Under the terms of the tooling commitment the Company was required to pay for 30% of the contracted tooling costs upon execution (the "tooling commitment deposit") and the remaining 70% over the purchase of 5,000 units over a nine month period (the "tooling commitment liability"). If 5,000 units were not purchased within those nine months, then the remaining amount was due within thirty days.

As of February 27, 2012, the Company had not reached the contracted level of purchases and an informal agreement to extend the period was made; however, by December 31, 2012 the Company had not complied and as a result, the entire amount would have been considered due.

On August 24, 2013, the Company entered into a revised agreement with the supplier that extended the term another twelve months to August 24, 2014.

The tooling commitment deposit is included in deposits and deferred costs and is capitalized into inventory as units are purchased based on the 5,000 unit commitment. The tooling commitment liability becomes due and is recognized into accounts payable as units are purchased and the corresponding deferred costs are capitalized into inventory, all of which is based on the 5,000 unit commitment.

During 2013, it was determined that based on the actual sales levels realized in 2013, the 5,000 unit commitment, the Company would likely not be able to meet the required orders. Accordingly, the deferred costs related to excess units was recognized as a provision for loss on the tooling commitment in the condensed interim statement of operations and comprehensive (loss).

	June 30,	December 31,
	2014	2013
Tooling commitment deposit	$39,385	$41,119
Tooling commitment deferred costs	98,967	100,947
	138,352	142,066
Provision for loss on tooling commitment	(138,352)	(139,213)
Tooling commitment deposit and deferred costs	$—	$2,853
Tooling commitment liability	$103,836	$105,816

F-8

10. Income Taxes

The Company calculates its income tax expense by estimating the annual effective tax rate and applying that rate to the year-to-date ordinary income at the end of the period.   The Company records a tax valuation allowance when it is more likely than not that it will not be able to recover the value of its deferred tax assets.  As of June 30, 2014 and 2013, the Company calculated its estimated annualized effective tax rate at 0% and 0%, respectively. The Company had no income tax expense on its $404,393 loss for the six months ended June 30, 2014.   The Company recognized no income tax expense based on its $154,611 pre-tax loss for six months ended June 30, 2013.

The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit.   For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority.  The Company recognizes interest accrued on uncertain tax positions as well as interest received from favorable tax settlements within interest expense.   The Company recognizes penalties accrued on unrecognized tax benefits within general and administrative expenses.   As of June 30, 2014 and December 31, 2013, the Company had no uncertain tax positions.

The Company does not anticipate any significant changes to the total amounts of unrecognized tax benefits in the next twelve months. In many cases the Company's uncertain tax positions are related to tax years that remain subject to examination by tax authorities. The following describes the open tax years, by major tax jurisdiction, as of June 30, 2014:

Federal 2009 – present

State 2009 – present

11. Share Capital

Authorized

200,000,000 Class A Common shares par value $0.001

100,000,000 Class B Common shares par value $0.001

10,000,000 Preferred Shares par value $0.001

Issued

	June 30,	December 31,
	2014	2013
10,000 Class A Common shares	$10	$10

12. Commitments and Contingencies

Legal Matters

From time to time, the Company may be involved in a variety of claims, suits, investigations and proceedings arising from the ordinary course of our business, collections claims, breach of contract claims, labor and employment claims, tax and other matters. Although claims, suits, investigations and proceedings are inherently uncertain and their results cannot be predicted with certainty, the Company believes that the resolution of current pending matters will not have a material adverse effect on its business, financial position, results of operations or cash flow. Regardless of the outcome, litigation can have an adverse impact on the Company because of legal costs, diversion of management resources and other factors.

Warranty Provisions

The Company is also exposed to warranty contingencies associated with the iWallet and has recorded a provision for these for the period ended June 30, 2014 of $2,763 and the year ended December 31, 2013 of $3,062, however, the actual amount of loss could be materially different.

Lease agreements

On June 1, 2014 the Company entered into a new lease agreement for $2,500 per month on a month to month basis.

F-9

13. Basic and Diluted Loss Per Share

Potential common shares related to the convertible debentures were excluded from the computation of diluted loss per share for the period ending June 30, 2014 because the inclusion of these shares would be anti-dilutive.

For the periods ending June 30, 2013, no dilutive instruments existed; therefore, basic and diluted loss per share were equal.

14. Segmented Reporting

All of the Company's long-lived assets are located in the United States.

During the six months ended June 30, 2014, majority of sales were domestic; however total international sales accounted for 14% (six months ended June 30, 2013 – 44%) of total sales although no individual country was in excess of ten percent of total sales. During the three months ended June 30, 2014, majority of the sales were domestic; however total international sales accounted for 8% of total sales. During the three months ended June 30, 2013, the Company had sales to customers in Switzerland amounting to 14% and Canada amounting to 10%. The remaining sales consisted of primarily domestic sales; however additional international sales accounted for 14% of total sales.

15. Risk Management

Concentrations of Credit Risk

The Company’s cash balances are maintained in bank accounts in the United States. Deposits held in banks in the United States are insured up to $250,000 per depositor for each bank by the Federal Deposit Insurance Corporation. Actual balances at times may exceed these limits.

The Company performs on-going credit evaluations of its customers’ financial condition and generally does not require collateral from its customers. For the six months ended June 30, 2014, one customer accounted for 22% and another for 14% of the Company’s revenue. There were no significant customers during the six months ended June 30, 2013. For the three months ended June 30, 2014, one customer accounted for 30% and another for 19% of the Company's revenue. There were no significant customers during the three months ended June 30, 2013. As of June 30, 2014 one customer accounted for 94% of the accounts receivable balance. As of December 31, 2013 one customer accounted for 100% of the accounts receivable balance.

Economics Dependence

For the period ended June 30, 2014 the Company purchased 100% (2013 - 100%) of its wallet inventory from one vendor.

The accounts payable to this vendor is reflected in the carrying amount of the tooling commitment liability see note 9.

16. Subsequent Events

(a)	On July 21, 2014, the Company was combined in an all stock, tax free merger (the “Merger”) with a wholly-owned subsidiary of Queensridge Mining Resources Inc. ("Queensridge"). Pursuant to the Merger the Company will become a wholly-owed subsidiary of Queensridge and the Company’s former stockholders will become the majority owners of Queensridge. Queensridge, whose shares are currently quoted on the OTC Bulletin Board, will immediately change its name to iWallet Corporation and will continue the business of iWallet as its only line of business. The Merger will constitute a reverse merger whereby Queensridge was deemed to have acquired iWallet for accounting purposes only. Upon the close of the Merger, all convertible debentures and accrued interest were converted into common shares of the Company and resulted in the issuance of 3,222,120 shares and warrants to purchase 3,222,120 common shares at $0.20 per share, exercisable for two years. Concurrent with the close of the Merger transaction the Company completed a Private Placement of 6,479,002 units of the Company (“Units”) for gross proceeds of $1,943,701. Each Unit consists of one common share and one common share purchase warrant of the Company. Each whole common share purchase warrant is exercisable at $0.60 for a period of two years. 583,110 Units were issued as compensation to the brokers who assisted with the offering.

(b)	The Company began trading in the United States on the OTCQB (OTC Markets Group) exchange under the ticker symbol IWAL on July 25, 2014.

F-10